EXHIBIT 10.3
FORM OF SECURITY AND PLEDGE AGREEMENT
THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of [__________, 20__] among ADVANCED ENERGY INDUSTRIES, INC., a Delaware corporation (the “Borrower”), the other parties identified as “Obligors” on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Borrower, individually an “Obligor”, and collectively the “Obligors”) and BANK OF AMERICA, N.A. (collectively with its subsidiaries and affiliates, the “Lender”).
RECITALS
WHEREAS, pursuant to that certain Loan Agreement, dated as of [______________________, 20___] (as amended, modified, supplemented, increased, extended, restated, renewed, refinanced or replaced from time to time, the “Loan Agreement”) among the Borrower and the Lender, the Lender has agreed to make loans and issue letters of credit upon the terms and subject to the conditions set forth therein; and
WHEREAS, this Agreement is required by the terms of the Loan Agreement.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.

(1)Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and the following terms shall have the meanings set forth in Article 9 of the UCC (defined below): Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Security Entitlement, Security, Software, Supporting Obligation and Tangible Chattel Paper.
(2)In addition, the following terms shall have the meanings set forth below:

“Collateral” has the meaning provided in Section 2 hereof.
“Copyright License” means any written agreement, naming any Obligor as licensor, granting any right under any Copyright.
“Copyrights” means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.
“Domestic Subsidiary” means any direct or indirect subsidiary of the Borrower that is organized under the laws of any state of the United States or the District of Columbia.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Event of Default” means any of the events described in Section 9 of the Loan Agreement
“Foreign Subsidiary” means any direct or indirect subsidiary of the Borrower that is not a Domestic Subsidiary.
“Patent License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent.
“Patents” means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
“Pledged Equity” means, with respect to each Obligor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary that is directly owned by such Obligor and (ii) 65% (or such greater percentage that, due to a change in an applicable law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956‑2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956‑2(c)(2)) in each Foreign Subsidiary that is directly owned by such Obligor, including the Equity Interests of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b) hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:
(1)all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2)in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct subsidiary of an Obligor.

“Secured Obligations” means, without duplication, (a) all obligations of the Obligors arising under the Loan Agreement and any guarantee thereof (including under that certain Continuing and Unconditional Guaranty, dated [_______________, 20__] given by certain Obligors in favor of the Lender) and (b) all costs and expenses incurred in connection with enforcement and collection of such obligations, including the fees, charges and disbursements of counsel. Such obligations also include all obligations to the Lender arising under any swap, derivative, foreign exchange, hedge, or other arrangement (“Swap”) now or hereafter entered into between any Obligor and the Lender; provided, that with respect to an Obligor, the Collateral of such Obligor shall not secure obligations arising under any Swap to which it is not party if, and to the extent that, all or a portion of the guaranty by such Obligor to the Lender of, or the grant by such Obligor of a security interest to the Lender to secure, such Swap, would violate the Commodity Exchange Act (7 U.S.C. Sec. 1, et. seq.) by virtue of such Obligor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty or grant of such security interest becomes effective with respect to such Swap.

“Trademark License” means any agreement, written or oral, providing for the grant by or to an Obligor of any right to use any Trademark.
“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.
“UCC” means the Uniform Commercial Code as in effect from time to time in the state of Colorado except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.
“United States” means the United States of America.
“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.
2.Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Lender, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all Chattel Paper; (c) those certain Commercial Tort Claims set forth on Schedule 2(c) hereto; (d) all Copyrights; (e) all Copyright Licenses; (f) all Deposit Accounts; (g) all Documents; (h) all Equipment; (i) all Fixtures; (j) all General Intangibles; (k) all Instruments; (l) all Inventory; (m) all Investment Property; (n) all Letter-of-Credit Rights; (o) all Money; (p) all Patents; (q) all Patent Licenses; (r) all Pledged Equity; (s) all Software; (t) all Supporting Obligations; (u) all Trademarks; (v) all Trademark Licenses; and (w) all Accessions and all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to (i) any property which is subject to a lien of the type described in [Section 7.6(d)] of the Loan Agreement pursuant to documents which prohibit such Obligor from granting any other liens in such property and (ii) any General Intangible, permit, lease, license, contract or other Instrument of an Obligor to the extent the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by this Agreement, under the terms thereof or under applicable law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Obligor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both); provided that (a) any such limitation described in the foregoing clause (ii) on the security interests granted hereunder shall only apply to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable law (including bankruptcy laws) or principles of equity and (b) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any applicable law, General Intangible, permit, lease, license, contract or other Instrument, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such General Intangible, permit, lease, license, contract or other Instrument shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder.

The Obligors and the Lender hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3.Representations and Warranties. Each Obligor hereby represents and warrants to the Lender that:

a.Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same. There exists no Adverse Claim with respect to the Pledged Equity of such Obligor.

b.Security Interest/Priority. This Agreement creates a valid security interest in favor of the Lender in the Collateral of such Obligor and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing under the UCC, free and clear of all liens except for liens permitted by the Loan Agreement. The taking possession by the Lender of the certificated securities (if any) evidencing the Pledged Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Lender’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon execution and delivery by the applicable Obligor, the applicable depository bank or Securities Intermediary and the Lender of an agreement granting control to the Lender over such Collateral, the Lender shall have a valid and perfected, first priority security interest in such Collateral.

c.Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber.

d.Equipment and Inventory. With respect to any Equipment and/or Inventory of an Obligor, each such Obligor has exclusive possession and control of such Equipment and Inventory of such Obligor except for (i) Equipment leased by such Obligor as a lessee or (ii) Equipment or Inventory in transit with common carriers. No Inventory of an Obligor is held by a Person other than an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

e.Authorization of Pledged Equity. All Pledged Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person.

f.No Other Equity Interests, Instruments, Etc. As of the date hereof, (i) no Obligor owns any certificated Equity Interests in any subsidiary that are required to be pledged and delivered to the Lender hereunder except as set forth on Schedule 1(b) hereto, and (ii) no Obligor holds any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Lender pursuant to Section 4(a)(i) of this Agreement other than as set forth on Schedule 3(g) hereto. All such certificated securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Lender.

g.Partnership and Limited Liability Company Interests. Except as previously disclosed to the Lender, none of the Collateral consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

h.Business Locations; Mergers, Etc. Set forth on Schedule 3(h)(I) is a list of all real property located in the United States that is owned or leased by any Obligor as of the date hereof. Set forth on Schedule 3(h)(II) is the jurisdiction of organization, chief executive office, exact legal name, U.S. tax payer identification number and organizational identification number of each Obligor as of the date hereof. Other than as set forth on Schedule 3(h)(III), no Obligor has been party to a merger, consolidation or other change in structure or used any tradename in the prior five years.

i.Consents; Etc. There are no restrictions in any organizational document governing any Pledged Equity or any other document related thereto which would limit or restrict (i) the grant of a lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such lien or (iii) the exercise of remedies in respect of such perfected lien in the Pledged Equity as contemplated by this Agreement. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (iii) obtaining control to perfect the liens created by this Agreement (to the extent required under Section 4(a) hereof), (iv) such actions as may be required by laws affecting the offering and sale of securities, (v) such actions as may be required by applicable foreign laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries and (vi) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required for (A) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a) hereof) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office) or (C) the exercise by the Lender of the rights and remedies provided for in this Agreement.

j.Commercial Tort Claims. As of the date hereof, no Obligor has any Commercial Tort Claims seeking damages in excess of $2,500,000 other than as set forth on Schedule 2(c) hereto.

k.Copyrights, Patents and Trademarks. Set forth on Schedule 3(k) is a list of (i) all Copyright, Patent and Trademark registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office that, as of the date hereof, an Obligor owns and (ii) all Copyright Licenses, Patent Licenses and Trademark Licenses of the Obligors as of the date hereof.

4.Covenants. Each Obligor covenants that until such time as the Secured Obligations have been paid in full and all commitments of the Lender to make credit extensions under the Loan Agreement have expired or been terminated, such Obligor shall:

a.Instruments/Chattel Paper/Pledged Equity/Control.

i.If any amount in excess of $2,500,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Lender to perfect its security interest in such Collateral, is delivered to the Lender duly endorsed in a manner satisfactory to the Lender. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Lender indicating the Lender’s security interest in such Tangible Chattel Paper.

ii.Deliver to the Lender promptly upon the receipt thereof by or on behalf of an Obligor, all certificates and instruments constituting Pledged Equity. Prior to delivery to the Lender, all such certificates constituting Pledged Equity shall be held in trust by such Obligor for the benefit of the Lender pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a)(ii) hereto.

iii.Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Lender for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (i) Deposit Accounts, (ii) Investment Property, (iii) Letter-of-Credit Rights and (iv) Electronic Chattel Paper.

b.Filing of Financing Statements, Notices, etc. Each Obligor shall execute and deliver to the Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Lender may reasonably request) and do all such other things as the Lender may reasonably deem necessary or appropriate (i) to assure to the Lender its security interests hereunder, including (A) such instruments as the Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights in the form of Exhibit 4(b)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(ii) hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(iii) hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Lender of its rights and interests hereunder. Furthermore, each Obligor also hereby irrevocably makes, constitutes and appoints the Lender, its nominee or any other person whom the Lender may designate, as such Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of such Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Lender’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Secured Obligations arising have been paid in full and all commitments of the Lender to make credit extensions under the Loan Agreement have expired or been terminated. Each Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Lender without notice thereof to such Obligor wherever the Lender may in its sole discretion desire to file the same.

c.Change in Corporate Structure or Location. Not, without providing 10 days prior written notice to the Lender, change its registered legal name, change its state of organization, be party to a merger or consolidation or change its organizational existence.

d.Collateral Held by Warehouseman, Bailee, etc. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor and the Lender so requests (i) notify such Person in writing of the Lender’s security interest therein, (ii) instruct such Person to hold all such Collateral for the Lender’s account and subject to the Lender’s instructions and (iii) use reasonable best efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Lender.

e.Commercial Tort Claims. (i) Promptly forward to the Lender an updated Schedule 2(c) listing any and all Commercial Tort Claims by or in favor of such Obligor seeking damages in excess of $2,500,000 and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Lender or required by law to create, preserve, perfect and maintain the Lender’s security interest in any Commercial Tort Claims initiated by or in favor of any Obligor.

f.Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Equity of such Obligor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

g.Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Lender shall have a perfected lien on such Fixture or real property.

h.Issuance or Acquisition of Equity Interests in Partnerships or Limited Liability Companies. Not without executing and delivering, or causing to be executed and delivered, to the Lender such agreements, documents and instruments as the Lender may reasonably require, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article

8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.

5.Authorization to File Financing Statements. Each Obligor hereby authorizes the Lender to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6.Advances. On failure of any Obligor to perform any of the covenants and agreements contained herein, in the Loan Agreement or in any related document, the Lender may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a lien or potential lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate of interest set forth in the Loan Agreement. No such performance of any covenant or agreement by the Lender on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Event of Default. The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.Remedies.

a.General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Lender shall have, in addition to the rights and remedies provided herein, in the Loan Agreement and in any other documents relating to the Secured Obligations, or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Lender may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Lender at the expense of the Obligors any Collateral at any place and time designated by the Lender which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law (in each case, except as otherwise required by Article 9 of the UCC), all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its reasonable discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such fact shall not, solely as a result thereof, render such private sale to be deemed to have been made in a commercially unreasonable manner and, in the case of a sale of Pledged Equity, that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Lender’s compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 10.11 of the Loan Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Lender may, in such event, bid for the purchase of such securities. The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, any holder of Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Lender may further postpone such sale by announcement made at such time and place.

b.Remedies relating to Accounts. During the continuation of an Event of Default, whether or not the Lender has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Lender instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Lender and (ii) the Lender shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Lender or its designee may notify any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Lender or of the Lender’s security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Lender’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Lender in accordance with the provisions hereof shall be solely for the Lender’s own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Lender shall not have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, during the continuation of an Event of Default, (i) the Lender shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Lender may require in connection with such test verifications, (ii) upon the Lender’s request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Lender in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Lender’s satisfaction the existence, amount and terms of any Accounts.

c.Deposit Accounts. Upon the occurrence of an Event of Default and during continuation thereof, the Lender may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Lender.

d.Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Lender shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Lender, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Lender may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

e.Nonexclusive Nature of Remedies. Failure by the Lender to exercise any right, remedy or option under this Agreement, the Loan Agreement, any other document relating to the Secured Obligations, or as provided by law, or any delay by the Lender in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Lender shall only be granted as provided herein. To the extent permitted by law, neither the Lender nor any party acting as attorney for the Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder or material breach of their obligations hereunder. The rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.
f.Retention of Collateral. In addition to the rights and remedies hereunder, the Lender may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

g.Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate of interest set forth in the Loan Agreement, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.Rights of the Lender.

a.Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Lender and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

i.to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Lender may reasonably determine;

ii.to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

iii.to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Lender may deem reasonably appropriate;

iv.receive and open mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

v.sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Lender were the absolute owner thereof for all purposes;

vi.adjust and settle claims under any insurance policy relating thereto;

vii.execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

viii.institute any foreclosure proceedings that the Lender may deem appropriate;

ix.to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

x.to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Lender may reasonably deem appropriate;

xi.to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Lender or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7 hereof;

xii.to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

xiii.to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;

xiv.to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and

xv.do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations have been paid in full and all commitments of the Lender to make credit extensions under the Loan Agreement have expired or been terminated. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in the Collateral.

b.The Lender’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Lender shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Lender shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.

c.Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

d.Voting and Payment Rights in Respect of the Pledged Equity.

i.So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement and (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Loan Agreement; and

ii.During the continuance of an Event of Default, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Lender which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Lender which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Lender as Collateral in the exact form received, to be held by the Lender as Collateral and as further collateral security for the Secured Obligations.

e.Releases of Collateral. (i) If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Loan Agreement, then the Lender, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the liens created hereby or by any other

Collateral Document on such Collateral. (ii) The Lender may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.

9.Application of Proceeds. Any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Lender will be applied in reduction of the Secured Obligations in such manner as the Lender determines in its sole discretion.

10.Continuing Agreement.

a.This Agreement shall remain in full force and effect until such time as the Secured Obligations have been paid in full and all commitments of the Lender to make credit extensions under the Loan Agreement have expired or been terminated, at which time this Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

b.This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy or other debtor relief law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.Amendments. This Agreement may be amended or modified only in writing signed by each party hereto.

12.Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and permitted assigns.

13.Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 10.11 of the Loan Agreement.

14.Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of this Agreement by facsimile or other electronic means shall be effective as an original.

15.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

16.Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL.

a.Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of New York (the “Governing Law State”), without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Lender under federal law.

b.Each Obligor agrees that any action or suit against the Lender arising out of or relating to this Agreement shall be filed in federal court or state court located in the Governing Law State. Each Obligor agrees that the Lender shall not be deemed to have waived its rights to enforce this section by filing an action or suit against any Obligor in a venue outside of the Governing Law State. If the Lender does commence an action or suit arising out of or relating to this Agreement, each Obligor agrees that the case may be filed in federal court or state court in the Governing Law State. The Lender reserves the right to commence an action or suit in any other jurisdiction where any Obligor or any Collateral has any presence or is located. Each Obligor consents to personal jurisdiction and venue in such forum selected by the Lender and waives any right to contest jurisdiction and venue and the convenience of any such forum. The provisions of this section are material inducements to the Lender’s acceptance of this Agreement.

c.EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (iii) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.

17.Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18.Entirety. This Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

19.Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Lender shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Lender under this Agreement, under the Loan Agreement or under any other document relating to the Secured Obligations.

20.Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Lender a joinder agreement in form and substance satisfactory to the Lender. Immediately upon such execution and delivery of such joinder agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such joinder agreement.

21.Consent of Issuers of Pledged Equity. Each issuer of Pledged Equity party to this Agreement hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity by the applicable

Obligors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such issuer.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:	ADVANCED ENERGY INDUSTRIES, INC.
By:    __________________________________
Name:    __________________________________
Title:    __________________________________
[OBLIGORS]
By:    __________________________________
Name:    __________________________________
Title:    __________________________________
Accepted and agreed to as of the date first above written.
BANK OF AMERICA, N.A., as Lender
By:    __________________________________
Name:    __________________________________
Title:    __________________________________

SCHEDULE 1(b)

PLEDGED EQUITY

OBLIGOR:
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged

OBLIGOR:
Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged

SCHEDULE 2(c)
COMMERCIAL TORT CLAIMS

SCHEDULE 3(g)
INSTRUMENTS; DOCUMENTS; TANGIBLE CHATTEL PAPER

SCHEDULE 3(h)
BUSINESS LOCATIONS; MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES

SCHEDULE 3(k)
INTELLECTUAL PROPERTY

EXHIBIT 4(a)(ii)
IRREVOCABLE STOCK POWER
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following Equity Interests of _____________________, a ____________ corporation:
No. of Shares                Certificate No.
and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.
_________________________________________
By:    __________________________________
Name:    __________________________________
Title:    __________________________________

EXHIBIT  4(b)(i)
NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of __________, 20__ (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A. (the “Lender”), the undersigned Obligor has granted a continuing security interest in and a right to set off against the patents and patent applications shown below to the Lender:

PATENTS
Patent No.	Description of Patent Item	Date of Patent
See Schedule 1 attached hereto
PATENT APPLICATIONS
Patent Applications No.	Description of Patent Applied for	Date of Patent Applications
See Schedule 1 attached hereto

The undersigned Obligor and the Lender hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application.
Very truly yours,
__________________________________
[Obligor]
By:    __________________________________
Name:    __________________________________
Title:    __________________________________
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Lender
By:    __________________________________
Name:    __________________________________
Title:    __________________________________

EXHIBIT  4(b)(ii)
NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS
United States Patent and Trademark Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of __________, 20__ (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A. (the “Lender”), the undersigned Obligor has granted a continuing security interest in and a right to set off against the trademarks and trademark applications shown below to the Lender:

TRADEMARKS
Trademark No.	Description of Trademark Item	Date of Trademark
See Schedule 1 attached hereto
TRADEMARK APPLICATIONS
Trademark Applications No.	Description of Trademark Applied for	Date of Trademark Applications
See Schedule 1 attached hereto

The undersigned Obligor and the Lender hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.
Very truly yours,
__________________________________
[Obligor]
By:    __________________________________
Name:    __________________________________
Title:    __________________________________
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Lender
By:    __________________________________
Name:    __________________________________
Title:    __________________________________

EXHIBIT  4(b)(iii)
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
United States Copyright Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security and Pledge Agreement dated as of __________, 20__ (as the same may be amended, modified, extended or restated from time to time, the “Agreement”) by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Bank of America, N.A. (the “Lender”), the undersigned Obligor has granted a continuing security interest in and a right to set off against the copyrights and copyright applications shown below to the Lender:

COPYRIGHTS
Copyright No.	Description of Copyright Item	Date of Copyright
See Schedule 1 attached hereto
COPYRIGHT APPLICATIONS
Copyright Applications No.	Description of Copyright Applied for	Date of Copyright Applications
See Schedule 1 attached hereto

The undersigned Obligor and the Lender hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.
Very truly yours,
__________________________________
[Obligor]
By:    __________________________________
Name:    __________________________________
Title:    __________________________________
Acknowledged and Accepted:
BANK OF AMERICA, N.A., as Lender
By:    __________________________________
Name:    __________________________________
Title:    __________________________________